BALANCE SHEETS (Audited) (USD $)	Dec. 31, 2013		Dec. 31, 2012
Current assets:
Cash and cash equivalents	$ 35,848		$ 130,556
Accounts receivable	33,461		58,360
Inventories	4,129		6,808
Prepaid expenses	1,911		3,536
Allowance for Doubtful Accounts			(13,300)
Total current assets	75,349		185,960
Total assets	75,349		185,960
Current liabilities:
Accounts payable	64,846		19,081
Accrued liabilities			3,410
Loans payable	3,000		18,302
Convertible debt	1,849	[1]	0	[1]
Derivative liability	172,049
Total current liabilities	241,744		40,793
Stockholders' equity (deficit):
Common stock	101,410		72,142
Convertible preferred stock, Series A	9,234		5,543
Preferred stock, Series B	1,187		1,375
Additional paid-in capital	2,242,140		1,862,082
Retained earnings (accumulated deficit)	(2,520,366)		(1,795,975)
Total stockholders' equity (deficit)	(166,395)		145,167
Total liabilities and stockholders' equity (deficit)	$ 75,349		$ 185,960

[1]	Net of discount of $48,151.